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                                                                   EXHIBIT 23(b)

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the use in this Registration Statement File No. 333-82689 on Form S-4 of our report dated February 12, 1998, except with respect to the matters discussed in Note 12 as to which the date is April 1, 1998, included herein and to all references to our Firm included in this Registration Statement.


                                              Arthur Andersen LLP


Chicago, Illinois
August 9, 1999